                                    SUBLEASE
                                    --------

                                    -between-

                           NORTHSTAR PARTNERSHIP, L.P.

                                       as

                                    Landlord

                                      -and-

                  NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP.
                                       as

                                     Tenant

                                      -of-

                       Premises located on the 16th floor

                                      -at-

                               527 Madison Avenue
                               New York, New York

                                    SUBLEASE

                  This SUBLEASE, is entered into as of the 7th day of November,
2005 (this "Sublease"), between NORTHSTAR PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 527 Madison Avenue, New York, New York 10022
(hereinafter called "Landlord"), and NORTHSTAR REALTY FINANCE LIMITED
PARTNERSHIP, a Delaware limited partnership, having an office at 527 Madison
Avenue, New York, New York 10022 (hereinafter called "Tenant").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, by that certain Agreement of Lease, dated as of
September 16, 1997 (the "Overlease"), CSTONE-527 MADISON, INC. ("Overlandlord")
leased to NorthStar Capital Partners, LLC ("Original Tenant") certain space in the office building known as 527 Madison Avenue, New York, New York (the
"Building");

                  WHEREAS, Landlord, as successor-in-interest by assignment to
Original Tenant, is the current holder of the leasehold estate created by the
Overlease; and

                  WHEREAS, a copy of the Overlease has been delivered to Tenant, receipt of which is hereby acknowledged.

                  NOW,  THEREFORE,  the parties hereto,  for  themselves,  their successors and assigns,  hereby covenant and agree as follows:

                               LEASING OF PREMISES
                               -------------------

                  1. Landlord hereby subleases to Tenant and Tenant hereby hires from Landlord for the term hereinafter stated, for the rent hereinafter reserved and upon and subject to the covenants, agreements, terms, conditions, limitations, exceptions and reservations of this Sublease, seven (7)
workstations designated by Landlord within its demised premises on the 16th floor of the Building (the "Premises"). Tenant shall also have the right to use the kitchen and any roof antenna (to the extent the same has been installed by
Landlord) in common with Landlord. Initial capitalized terms used herein and not defined shall have the meanings set forth therefor in the Overlease.

                                      TERM
                                      ----

                  2. The term of this Sublease (the "Term") shall commence on
November 1, 2005 (the "Commencement Date"), provided, however, that the sublease
Commencement Date and Tenant's obligations hereunder shall be subject to
Landlord's obtaining a fully executed copy of the written approval of
Overlandlord to this Sublease

                                        2

(the "Overlandlord Consent"). The Term shall expire at midnight on October 31,
2006 (the "Expiration Date"), unless sooner terminated by either party on sixty
(60) days' prior written notice to the other party, pursuant to any term or provision hereof or pursuant to law.

                                      RENT
                                      ----

                  3. (a)  Tenant hereby agrees to pay to Landlord monthly base rent (the "Fixed Rent") for the Premises for the entire Term at the rate of Four
Thousand Two Hundred Eighty-Five Dollars and 86/100 Cents ($4,285.86) per
workstation, payable in equal monthly installments of Thirty Thousand One
Dollars and 00/100 Cents ($30,001.00). Tenant shall have the right to decrease the number of workstations in the Premises on thirty (30) days' prior written notice to Landlord, and Fixed Rent will be proportionately decreased by Four
Thousand Two Hundred Eighty-Five Dollars and 86/100 Cents ($4,285.86) per
workstation per month. If Tenant desires to increase the number of workstations in the Premises, then Tenant shall deliver a written notice to Landlord requesting such additional workstations. If Landlord can reasonably accommodate
Tenant's request, then Fixed Rent will be proportionately increased by Four
Thousand Two Hundred Eighty-Five Dollars and 86/100 Cents ($4,285.86) per
workstation per month.

                     (b) Fixed Rent shall be payable in advance no later than
the first day of each calendar month as required herein. The Fixed Rent and all additional rent and other charges herein reserved or payable (collectively
"Additional Rent") shall be paid to Landlord, without any setoff or deduction, at its principal offices located at the Building, or at such other place as
Landlord may from time to time designate, in lawful money of the United States of America, as and when the same shall become due and payable in accordance with the terms hereof.

                             LEASEHOLD IMPROVEMENTS
                             ----------------------

                  4. (a)  The Premises are being leased to Tenant in "as-is"
condition. The taking of possession of the Premises by Tenant shall be deemed conclusive acceptance of the Premises in the condition required by this
Sublease. Landlord agrees not to unreasonably withhold or delay its consent to alterations. Landlord shall use reasonable efforts to assist Tenant in obtaining the consent of Overlandlord to such alterations, if required. Tenant shall provide to Landlord, with each request for consent to any such alteration, complete plans and specifications regarding same ("Plans"). The Plans shall (i)
be prepared and signed by an architect or engineer, registered in the State of
New York, selected and paid for by Tenant and reasonably acceptable to Landlord and Overlandlord, and by registered electrical, mechanical and structural engineers where applicable, registered in the State of New York, selected and paid for by Tenant and reasonably acceptable to Landlord and

Overlandlord and (ii) be in such form and substance as are approvable by all governmental authorities whose approval is required. Landlord agrees that it will respond to any such request for consent to any such alterations within ten
(10) days following receipt of Overlandlord's consent to the subject alterations. If any alterations are made without the prior written consent of
Landlord or Overlandlord, Landlord shall have the right to remove and correct such alterations and restore the Premises to their condition immediately prior thereto, and Tenant shall be liable for all expenses incurred by Landlord in connection therewith and shall promptly reimburse Landlord for any such expenditures made by Landlord. "Alterations" shall in no event be deemed to include personal property such as free-standing, removable objects including, but not limited to, bookcases, secretarial stations, desks, furniture, furnishings and equipment.

                     (b)  Any alteration made pursuant to this Paragraph 4 shall be made or contracted for by Tenant and shall be performed at Tenant's sole cost and expense. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims that may be made against Landlord arising out of or in connection with any alteration; provided, however, Landlord shall not be indemnified against claims which are the result of the gross negligence or willful misconduct of Landlord.

                     (c)  All alterations made in, to or about the Premises at
any time shall become the property of Landlord and shall remain upon and be surrendered with the Premises. All of Tenant's property remaining in the
Premises at the expiration or termination of the term of this Sublease shall be deemed abandoned and may, at the election of Landlord, either be retained as
Landlord's property or be removed from the Premises by Landlord at Tenant's sole cost and expense.

                     (d)  Tenant agrees to (i) file with appropriate public
agencies, to the extent required by law, plans related to any alteration, (ii)
obtain all licenses and permits pertinent thereto and (iii) comply with all present and future applicable laws, ordinances, regulations and requirements in connection therewith.

                     (e)  No contractor or subcontractor employed by Tenant or
its contractor is authorized to perform any work in the Premises for the account of or at the expense of Landlord. Tenant shall not permit any mechanics', materialmen's or other liens to be placed on the Premises, caused by, or resulting from work caused to be performed by Tenant. Should any such lien be filed, Tenant shall cause such lien to be discharged of record by bonding or otherwise within thirty (30) days after the date of filing.

                             USE OF LEASED PREMISES
                             ----------------------

                  4. Tenant shall use and occupy the Premises for general office uses consistent with a first-class office building environment in midtown
Manhattan and for

no other purpose. Tenant will not use or suffer or permit the use of the
Premises, or any part thereof, in any manner which would violate any provision of the Overlease.

                              SERVICES; ELECTRICITY
                              ---------------------

                  5. (a)  Except as otherwise specifically provided in this
Sublease, Tenant acknowledges that Landlord will not furnish, and shall not be required to furnish, Tenant any facilities or services of any kind whatsoever, including but not limited to, elevator service, heat or air conditioning, cleaning, window cleaning, and hot and cold water, and Tenant shall look to the
Overlandlord for the furnishing of such services to the extent they are required to be furnished to the Premises pursuant to the Overlease.

                     (b)  Landlord shall not be liable in any way to Tenant for any failure, inadequacy or defect in the character or supply of any facility or service to the Premises.

                     (c)  If the Overlandlord shall discontinue furnishing any
such facilities or services aforesaid to the Premises, Tenant may exercise all rights granted to Landlord, as tenant under the Overlease, for the purpose of obtaining such facilities or services to the Premises, but without any cost or expense to, or liability of, Landlord.

                     (d)  If the Overlandlord shall be entitled to any payment
or remuneration by reason of additional services provided at the request of
Tenant but shall bill Landlord therefor, Tenant shall pay the same within ten
(10) days of demand therefor by Landlord and such payment or remuneration shall be considered Additional Rent hereunder. Tenant and Landlord shall cooperate in causing Overlandlord to bill Tenant directly for all such additional services provided at the request of Tenant.

                     (e)  Electricity is currently furnished to Landlord's
premises in accordance with Article 4 of the Overlease. Fixed Rent shall include all charges payable by Tenant on account of electricity consumed by Tenant in the Premises during the Term, and so long as Tenant pays Fixed Rent, Tenant shall have no further liability with respect to electricity charges. To the extent there is a material increase in Tenant's electricity consumption,
Landlord shall have the right to request a reasonable increase in Fixed Rent to pay for such increased consumption. Landlord shall not be liable or responsible to Tenant for any loss, damage or expense that Tenant sustains or incurs if either the quantity or character of electric service is changed or interrupted or is no longer available or suitable for Tenant's requirements unless due to the gross negligence or willful misconduct of Landlord.

                     (f)  Landlord shall provide or cause to be provided to
Tenant secretarial services consistent with current secretarial services during the entire Term at no additional cost to Tenant.

                                    OVERLEASE
                                    ---------

                  6. (a)  Except as provided in Paragraph 6(b) herein, this
Sublease is subject to, and Tenant accepts this Sublease subject to, all the terms, covenants, provisions, conditions and agreements contained in the
Overlease and the matters to which the Overlease is subject and subordinate, all of which are made a part of this Sublease as though fully set forth herein, and the term "Landlord" or "Lessor" in the Overlease shall refer to Landlord hereunder, the term "Tenant" or "Lessee" in the Overlease shall refer to Tenant hereunder, the term "fixed annual rent" shall refer to Fixed Rent hereunder, the term "Additional Rent" shall refer to Additional Rent hereunder and references to the "demised premises" in the Overlease or "Landlord's premises" herein shall refer to the Premises hereunder, all to the extent that the same are applicable.
With respect to Article 11 of the Overlease, references to the "prior consent of
Landlord" shall require the prior consent of both Landlord and Overlandlord.
This Sublease shall also be subject to, and Tenant accepts this Sublease also subject to, any amendments and supplements to the Overlease hereafter made between the Overlandlord and Landlord provided the same do not limit the rights or expand the obligations of Tenant hereunder in any material respect. Tenant covenants and agrees (i) to perform, observe and be bound by each and every covenant, condition and provision of the Overlease (including the Rules and
Regulations set forth on Exhibit D attached thereto), except as provided in
Paragraph 6(b) herein, and (ii) that Tenant will not do or cause to be done or suffer or permit any act or thing to be done which would or might cause the
Overlease or the rights of Landlord as tenant thereunder to be cancelled, terminated or forfeited or make Landlord liable for any damages, claim or penalty.

                     (b)  Notwithstanding Paragraph 6(a) above, the following
provisions of the Overlease are expressly excluded from incorporation herein:
the definition of "Term", Section 1.01, the references to "Tenant's Tax
Payments" and "Tenant's Expense Payments" in Sections 1.02 and 1.03, the proviso at the end of the first sentence in Section 1.03, Sections 1.05, 2.01, the remainder of Section 2.02(a) beginning "and shall permit Tenant to credit against the fixed annual rent next due hereunder one-half of the costs incurred by Tenant to install Class E devices with respect to the demised premises...",
Article 3 (except Section 3.03), Section 4.02, the first paragraph of Section
6.01, Sections 24.01, 31.01, Articles 42, 43, 44, 45, 46, 47 and 48, and
Schedules A and E.

                     (c)  Landlord agrees that, during the term of this
Sublease, Landlord will observe and be bound by the terms and conditions of the
Overlease (except to the extent that any failure of performance on Landlord's part shall have

resulted, directly or indirectly, from any default by Tenant hereunder and except as otherwise herein expressly provided). Landlord hereby represents to
Tenant that the Overlease is in full force and effect as of the date hereof and that Landlord has not received any notice of default from Overlandlord which remains uncured.

                     (d)  Tenant shall be entitled to the services and repairs
that Overlandlord is and may be obligated to furnish or make in or to the
Premises pursuant to the terms of the Overlease. Landlord shall in no event be liable to Tenant, nor shall the obligations of Tenant hereunder be impaired or the performance thereof excused, because of any failure or delay on
Overlandlord's part in furnishing such services or in making such repairs. If
Overlandlord shall default in any of its obligations to Landlord with respect to the Premises, Tenant shall be entitled to participate with Landlord in the enforcement of Landlord's rights against the Overlandlord, but Landlord shall not be obligated to bring any action or proceeding or to take any steps to enforce Landlord's rights against Overlandlord. If, following the making by
Tenant of any demand of Overlandlord to enforce such rights (and the expiration of any applicable grace period granted to Overlandlord under the Overlease),
Overlandlord shall fail to perform its obligations under the Overlease, Tenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all of the rights of Landlord under the Overlease hereby are conferred upon and assigned to Tenant, and Tenant hereby is subrogated to such rights to the extent that the same shall apply to the
Premises. If any such action against Overlandlord in Tenant's name be barred by reason of lack of privity, nonassignability or otherwise, Landlord agrees that
Tenant may take such action in Landlord's name, and Landlord agrees to cooperate with Tenant in connection therewith, provided the taking of such action is without cost and expense to Landlord. Tenant shall indemnify and hold Landlord harmless against all liability, loss, damage or expense which Landlord may incur or suffer by reason of any action Tenant may take under this Paragraph 6.

                     (e)  In the event of any default that is not cured in the
applicable grace period after notice thereof is given, Landlord shall have the same rights and remedies against Tenant as are available to Overlandlord against
Landlord under the provisions of the Overlease as well as the right to enter the
Premises and cure the same at the sole cost and expense of Tenant.

                     (f)  In accordance with Article 11 of the Overlease, this
Sublease is expressly subject to all of the obligations of Landlord as the tenant under the Overlease and this Sublease shall not be assigned, encumbered or otherwise transferred or the Premises further sublet by Tenant in whole or in part, or any part thereof suffered or permitted by Tenant to be used or occupied by others without the prior written consent of Overlandlord in each instance. In accordance with Article 25 of the Overlease, this Sublease is subject and subordinate to the Overlease and to the matters to which the Overlease is or shall be subordinate, and in the event of the termination

of the Overlease, or the re-entry or dispossession of Landlord by Overlandlord under the Overlease, Tenant shall, at Overlandlord's option, attorn to
Overlandlord as its sublessor pursuant to the then applicable terms of this
Sublease for the remaining Term hereof, except that Overlandlord shall not be
(i) liable for any previous act or omission of Landlord as sublessor hereunder,
(ii) subject to any offset which theretofore accrued to Tenant against Landlord or (iii) bound by any previous modification of this Sublease not consented to in writing by Overlandlord or by any previous payment of rent more than one month in advance.

                              END OF TERM; HOLDOVER
                              ---------------------

                   7. At the expiration of the Term or the earlier termination of this Sublease, Tenant shall thereupon restore the Premises to the condition as existed as of the date of this Sublease, and shall surrender and deliver up the Premises in good condition and repair, reasonable wear and tear and damage by fire or other casualty and condemnation excepted. If the Premises are not vacated and surrendered in such condition at such time, Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, expenses or damages, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or resulting from any delay by Tenant in so surrendering the Premises, or any portion thereof, including, without limitation, any claims made by Overlandlord against Landlord founded upon such delay.

                                     ACCESS
                                     ------

                   8. At all reasonable times during the Term upon reasonable prior notice to Tenant (except in the event of an emergency in which event prior notice shall not be required), Landlord and its employees and representatives, and Overlandlord and its employees and representatives, shall have the right to enter the Premises to examine, inspect and protect the Premises and the Building and to make such alterations and/or repairs as Landlord or Overlandlord may deem necessary.

                              DAMAGE OR DESTRUCTION
                              ---------------------

                   9. (a)  If the Premises shall be damaged by fire or other
casualty, Tenant agrees that it shall not be the obligation of Landlord to repair, restore or rebuild the Premises and Tenant shall look to Overlandlord to repair, restore or rebuild the same. If, as a result of any such casualty, the
Overlease grants rights to Landlord, Tenant shall be entitled to the exercise of all such rights as they relate to the Premises, and to all services and repairs which Overlandlord is and may be obligated to furnish the Premises or Landlord pursuant to the terms of the Overlease.

                     (b)  Tenant understands that Landlord will not carry
insurance of any kind on any goods, furniture or furnishings owned by Tenant or on any fixtures, equipment, improvements, installations or appurtenances owned and removable by Tenant in accordance with the provisions of this Sublease and the Overlease and that Landlord shall not be obligated to repair any damage thereto or replace same. Landlord and Tenant shall each request that a provision in any policy maintained by such party against loss by fire or other casualty be included to the effect that such party's insurer waives its rights of subrogation against the other for any loss payable thereunder. Where such provision is obtainable from such insurer only at an additional premium and the insured party notifies the other party in writing of that fact, such insured party shall not be obligated to include such provision in such policy unless the other party notifies the insured party in writing, within ten (10) days after receiving notice from the insured party, that such other party will pay the increased cost for inclusion of such provision.

                     (c)  This Paragraph 9 shall be considered an express
agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, and any other law of like import now or hereafter enacted, shall have no application.

                                    INDEMNITY
                                    ---------

                  10. Tenant shall indemnify and save harmless Landlord and its directors, officers, agents, employees and representatives from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) (collectively, "Claims") to which Landlord or any of its directors, officers, agents, employees or representatives may be subject to or suffer by reason of any claim for, any injury to or death of any person or persons or damage to property (including any loss of use thereof) or otherwise arising from the use or occupancy of the Premises or of any business conducted therein, or from any work or thing whatsoever done or any condition created by or any other act or omission of Tenant, its assignees or subtenants, or their respective directors, officers, agents, contractors, visitors or licensees, in or about the Premises or any other part of the Building; provided, however,
Landlord and its directors, officers, agents, employees and representatives shall not be indemnified against Claims which are the result of the gross negligence or willful misconduct of Landlord.

                                 QUIET ENJOYMENT
                                 ---------------

                  11. Landlord represents, warrants and covenants that it has the right to make this Sublease and that so long as this Sublease is in force and effect, Tenant shall, during the term of this Sublease and subject to the provisions of this Sublease,

quietly occupy and enjoy the Premises without hindrance by Landlord, its successors and assigns, or any other party claiming by, through or under
Landlord; provided, however, that this covenant and any and all other covenants and agreements of Landlord herein shall be binding upon Landlord only during its ownership of the leasehold estate created by the Overlease and upon each of
Landlord's successors and assigns only during their respective periods of ownership of Landlord's interests hereunder.

                                     NOTICE
                                     ------

                  12. (a)  Any notice, request or demand permitted or required to be given by the terms and provisions of this Sublease or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing. Unless otherwise required by such law or regulation, such notice, request or demand shall be personally delivered or sent by United States
Postal Service as certified or registered mail with postage thereon prepaid, return receipt requested or by a nationally recognized overnight courier service
(next business day delivery). Any such notice, request or demand shall be addressed to Landlord or Tenant, as applicable, as follows:

         If to Landlord,

                  NORTHSTAR PARTNERSHIP, L.P.
                  527 Madison Avenue
                  New York, New York 10022
                  Attention: General Counsel

         If to Tenant,

                  NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
                  527 Madison Avenue
                  New York, New York 10022
                  Attention: General Counsel

Either party may, by notice as aforesaid, designate a different address or addresses for notices, requests or demands to it.

                     (b)  All notices shall be effective upon receipt and the
time period in which a response to any such notice must be given shall commence to run from the date of receipt on the delivery confirmation or the return receipt of the notice by the addressee or the courier, as the case may be.
Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent.

                                       10

                                    INUREMENT
                                    ---------

                  13. The covenants, agreements, terms, provisions and
conditions of this Sublease shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to. It is understood and agreed that the obligations of Landlord under this Sublease shall not be binding upon Landlord with respect to any period subsequent to the transfer of its interest in the Overlease, by operation of law or otherwise, provided that such transfer contains express language that the transferee assumes all of Landlord's obligations under this Sublease from and after the date of such transfer, and that in the event of such transfer or any subsequent transfer, Tenant agrees to look solely to the transferee of the
Landlord's interest in the Overlease for the performance of said covenants and obligations, but only with respect to the period beginning with such transfer and ending with a subsequent transfer thereof.

                             CONSENT OF OVERLANDLORD
                             -----------------------

                  14. This Sublease is subject to the approval of the
Overlandlord pursuant to the provisions of Article 11 of the Overlease and the terms of Section 1 hereof. Following the execution and delivery hereof, Landlord will promptly submit this Sublease to the Overlandlord for such approval. If the
Overlandlord Consent is not received by Landlord within thirty (30) days after the date hereof, Landlord shall promptly notify Tenant of that fact, whereupon either Landlord or Tenant may by written notice given within five (5) days of
Landlord's notice, cancel this Sublease by notice to the other and, if such approval by the Overlandlord has not been received prior to the cancellation date specified in such notice, this Sublease and the Term shall terminate and expire on the cancellation date set forth in said notice as if such date were the Expiration Date and this Sublease shall be deemed void ab initio. Neither party shall have any further obligation or liability to the other.
Overlandlord's approval must be reasonably satisfactory in form and substance to
Tenant.

                                     BROKER
                                     ------

                  15. Tenant warrants and represents that Tenant has had no
dealings with any real estate broker, agent or finder in connection with this transaction, and Tenant agrees to indemnify and to hold Landlord harmless from any loss, claim or damage Landlord may sustain or incur arising out of any claim by any broker, agent or finder for fees or commissions in connection with this
Sublease. Landlord warrants and represents that Landlord has had no dealings with any real estate broker, agent or finder in connection with this transaction, and Landlord agrees to indemnify and hold Tenant harmless from any loss, claim or damage Tenant may sustain or incur arising out of any

                                       11

claim by any broker, agent or finder for fees or commissions in connection with this Sublease.

                             OVERLANDLORD' S NOTICES
                             -----------------------

                  16. Any notices Landlord receives from the Overlandlord with respect to the Premises shall be delivered by Landlord to Tenant within five (5)
business days following receipt.

                               GENERAL PROVISIONS
                               ------------------

                  17. (a)  The waiver by Landlord of a breach of any covenant, obligation or condition set forth herein shall not be deemed to be a waiver of any subsequent breach of the same or of any other covenant, obligation or condition of this Sublease.

                      (b) This Sublease shall be governed by and construed in
accordance with the laws of the State of New York.

                      (c) This Sublease constitutes the entire agreement between the parties hereto and may not be modified except by a written instrument executed by both parties hereto.

                      (d) If any provision of this Sublease is declared invalid
or unenforceable, the remainder of this Sublease shall continue in full force and effect.

                      (e) Paragraph headings are used herein solely for the
convenience of reference and are not to be construed as a part of this Sublease.

                      (f) This Sublease may be executed in one or more
counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

                              EXECUTION BY LANDLORD
                              ---------------------

                  18. Until executed by Landlord, this Sublease shall be of no force or effect, and submission of a copy or copies thereof to Tenant shall not be deemed to constitute an offer to lease, and the return thereof may be requested by Landlord at any time.

                         FURNITURE AND OFFICE EQUIPMENT
                         ------------------------------

                  19. Tenant shall have the right, during the Term, to use the furniture, computers, telephones, copiers, and facsimile machines located in
Landlord's premises

                                       12

and set forth on the list annexed hereto as Exhibit B (collectively the
"Furniture") at no additional cost to Tenant. The Furniture is being made available to Tenant without representation or warranty by Landlord as to their condition, state of repair or suitability for Tenant's use, or any other matter related thereto, and Landlord shall have no liability or obligations of any nature whatsoever to Tenant with respect to the Furniture (including, without limitation, any obligation to repair, maintain or replace same at any time during the Term). Tenant agrees to maintain the Furniture in good condition throughout the Term (subject to ordinary wear and tear and fire and other casualty). The Furniture shall be and remain the property of Landlord during the
Term. Tenant agrees to carry at Tenant's sole cost and expense fire and casualty insurance on the Furniture in an amount equal to its replacement value and to name Landlord as a named insured on such insurance policy. Landlord and Tenant agree to treat Landlord as the owner of the Furniture for Federal, State and local income tax purposes. No portion of the Rent due hereunder shall be deemed for any purpose paid on account of the Furniture.

                            [SIGNATURE PAGE FOLLOWS]

                                       13

                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Sublease as of the day and year first above written.

                                 NORTHSTAR PARTNERSHIP, L.P., a
                                 Delaware limited partnership

                                 By:  NORTHSTAR CAPITAL INVESTMENT CORP., a
                                      Maryland corporation, its general partner

                                      By:  /s/ Richard McCready
                                          ---------------------------
                                           Richard McCready
                                           President

                                 NORTHSTAR REALTY FINANCE
                                 LIMITED PARTNERSHIP, a Delaware
                                 limited partnership

                                 By:      NORTHSTAR REALTY
                                          FINANCE CORP., a Maryland
                                          corporation, its general partner

                                          By:  /s/ Mark Chertok
                                              ------------------------
                                               Mark Chertok
                                               Chief Financial Officer

                                       14